SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported):  November  13,
1995



              AMERICAN INDUSTRIAL PROPERTIES REIT
     (Exact name of registrant as specified in its charter)


            Texas              1-9016             75-6335572
      (State  or  Other  Jurisdiction) (Commission  File  Number)
(I.R.S. Employer Identification
                              of                    Incorporation
Number)

6220 North Beltline, Suite 205, Irving,       75063
                 Texas                     (zip code)
    (Address of principal executive
                offices)

             (214) 550-6053
    (Registrant's telephone number,
          including area code)






Item 5.  Other Events

     Effective November 13, 1995, the Registrant's Trust Managers adopted a resolution amending the Registrant's Fourth Amended and Restated Bylaws (the "Bylaws") to clarify that amendments to
Article XI of the Bylaws will require the affirmative vote of two-thirds of the outstanding shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

                    99.1 Bylaw Amendment.
                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT



                               /s/ Charles W. Wolcott
                              Charles W. Wolcott
                                President  and  Chief   Executive
Officer
DATE:  November 13, 1995


                       Index to Exhibits

                                                     Sequentially
Exhibit                  No.                          Description
Numbered Page

 *99.1         Bylaw Amendment





  * Filed herewith.